UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2023

Non-Invasive Monitoring Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180, Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

(305) 575-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $0.01 per share	NIMU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 27, 2023, the Board of Directors (the “Board”) of Non-Invasive Monitoring Systems, Inc. (the “Company”) approved the engagement of Weinberg & Company P.A. (“Weinberg”) as the Company’s new independent registered public accounting firm. In connection with the selection of Weinberg, the Board dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm on November 27, 2023.

The audit reports of EisnerAmper on the Company’s financial statements for the years ended October 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, the audit report of EisnerAmper on the Company’s financial statements for the years ended July 31, 2023 and 2022 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended July 31, 2023 and 2022 and through the subsequent interim periods through November 27, 2023, there were no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EisnerAmper would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended July 31, 2023 and 2022 and through the subsequent interim periods through November 27, 2023, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended July 31, 2023 and 2022 and through the subsequent interim periods preceding Weinberg’s engagement, the Company did not consult with Weinberg on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Weinberg did not provide either a written report or oral advise to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EisnerAmper a copy of the disclosures in this Form 8-K and has requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated November 27, 2023 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from EisnerAmper dated November 30, 2023 to the SEC regarding statements included in this Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

November 30, 2023	By:	James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer